Exhibit 10.1

STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER	LEASE AGREEMENT

THIS AGREEMENT of LEASE, Made this ________ day of ____________________, 2026, by and between HADLEY HARBOR GROUP LLC, a North Carolina limited liability company (“Landlord”), and OFF THE HOOK YACHTSALES NC, LLC, a North Carolina limited liability company, (“Tenant”).

WITNESSETH:

1. PREMISES. (a) Landlord hereby demises and leases to Tenant, and Tenant hereby takes and leases from Landlord, that certain space (the “Leased Premises”) described on the attached Exhibit A (the “Property”), in the City of Wilmington, North Carolina.

2. LENGTH AND COMMENCEMENT OF TERM. The term of this lease shall commence at 12:01 A.M. on ________________________ continue for a period of SEVEN (7) year(s) and terminate at 11:59 P.M. on _____________________.

3. OPTION TO EXTEND TERM OF LEASE. N/A

4. RENT. (a) Landlord reserves, and Tenant covenants to pay to Landlord without prior demand being made therefor and without offset of any kind, as rent for the Leased Premises, the sum of $107,400.00 per annum (“Minimum Rent”), for the first year of this lease, payable in monthly installments of $8,950.00 each month, in advance. At the end of the first year, the rent for the second year and each succeeding year of the initial term will increase by Three Percent (3%) over the rent for the previous year.

(b) In addition to Base Rent, Tenant shall pay, directly to the applicable third parties and before delinquency, all property owner association dues and assessments, real property taxes on the Leased Premises and Tenant’s business personal property taxes, all insurance Tenant is required to carry hereunder, utilities, and maintenance relating to the Leased Premises, in each case to the extent not already provided by or included in the property owner association dues and assessments (collectively, the “Additional Charges”). Tenant shall pay each Additional Charge directly to the association, taxing authority, insurer, utility provider, or other third party entitled to it, and shall provide Landlord with reasonable proof of payment within ten (10) days of Landlord’s written request. Additional Charges are not payable to Landlord, and Landlord shall have no obligation to advance or invoice any Additional Charge; provided that Landlord shall promptly forward to Tenant any invoice for an Additional Charge that is delivered to Landlord.

(c) All rental payments shall be made to HADLEY HARBOR GROUP LLC, 5115 NEW BERN AVENUE, SUITE 110, RALEIGH, NC 27610 at such other address as Landlord may designate in writing. All rent payments are due on the first day of the month. If payment is not received by the fifth day of the month, Tenant will pay a One Hundred Dollar ($100.00) late fee and Tenant will pay an additional late fee of Twenty-Five Dollars ($25.00) per day until the rent is received.

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(d) Landlord expressly reserves all other rights and remedies provided herein and by law with respect to nonpayment of the rents provided for herein.

(e) Rent payable by Tenant under this Lease shall be paid when due without prior demand therefor (unless such prior demand is expressly provided for in this Lease), shall be payable without any deductions or setoffs or counterclaims whatsoever (except for credits expressly permitted by this Lease), and shall be paid by Tenant to Landlord at the address of Landlord set forth above, or to such payee and/or at such other place as may be designated from time to time by notice from Landlord to Tenant.

5. USE OF LEASED PREMISES. The Leased Premises shall be used solely for the berthing of boats and yachts and associated uses and for no other purpose.

6. LEASE YEAR. “Lease Year” as used in this Lease means the period from the Commencement Date to the end of the twelfth full calendar month thereafter and each and every twelve-month period thereafter during the term.

7. HOLDING OVER. It is understood and agreed that should the Tenant hold over and stay in possession of the demised premises at the expiration of this lease, that the same shall not constitute a renewal of this lease but shall be on the basis of a month to month tenancy, and that the said Landlord shall have the right to cause the Tenant to vacate the premises upon thirty days written notice to do so.

8. TRADE FIXTURES. All trade fixtures installed in the Leased Premises by Tenant shall remain the property of, and shall be removable by, Tenant at the expiration of this Lease, if Tenant is not in default hereunder, and Tenant agrees promptly to repair or reimburse Landlord for the cost of repairing all damages to the Leased Premises occasioned by the removal of said fixtures.

9. LANDLORD’S INSURANCE. To the extent not provided by the owners’ association and included in association dues and expenses, Tenant covenants that it will keep the Leased Premises insured against damage by fire, extended coverage and other perils, in an amount not less than 80% of the replacement cost of said premises, naming Landlord as an additional insured and loss payee; Landlord may, in addition and at its own expense, carry such general liability coverage for any public areas as it shall deem appropriate. Tenant shall pay the cost of the property insurance it carries under this Section directly to the insurer, and no property insurance cost shall be payable by Tenant to Landlord; and, for the avoidance of doubt, Tenant shall not be required to carry or pay for property insurance to the extent equivalent coverage is provided by the owners’ association.

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10. MAINTENANCE BY LANDLORD. N/A

11. MAINTENANCE BY TENANT. To the extent, if any, not provided or covered by, or otherwise the obligation of the owners’ association:

(a) Tenant agrees that it will, at all times during the term of this Lease and at its own cost and expense, keep (i) the Leased Premises and the appurtenances thereto, including but not limited to plumbing lines, electric lines, fixtures, equipment, pilings, cleats, decking floats, and gangways in good condition of repair, making such replacements as may be necessary from time to time, it being expressly understood that Tenant will be obligated to make all repairs and replacements necessary to keep the Leased Premises and the appurtenances thereto in good order and condition; and (ii) the Leased Premises and entryways, sidewalks, driveways and delivery areas adjacent to said premises clean and free from obstruction, rubbish, dirt, snow and ice.

(b) Tenant shall store all trash, rubbish and garbage in an appropriate manner as required by the Landlord and Tenant shall place said trash in the outside receptacles provided by the Tenant. The Tenant shall not burn or otherwise dispose of any trash, waste, rubbish or garbage in or about the Leased Premises.

(c) Tenant shall pay for all utility charges, including but not limited to gas, electricity, water and sewer, telephone or other communication or utility used, rendered or supplied upon or in connection with the leased property and shall indemnify Landlord against any liability or damages on such account. Tenant will provide proof of payment upon Landlord’s request.

12. SUNDRY COVENANTS OF TENANT. Tenant will not assign this Lease nor sublet the Leased Premises, in whole or in part, without the prior written consent of Landlord (which consent, except as provided below, shall not be unreasonably withheld, conditioned, or delayed), and if such consent is granted by Landlord, Tenant will remain primarily liable for the performance of the covenants herein contained binding upon Tenant. Notwithstanding the foregoing, Tenant may, without Landlord’s consent, (i) sublicense or sublet individual boat slips within the Leased Premises to its customers and to transient and seasonal users in the ordinary course of Tenant’s business, and (ii) sublet or assign this Lease, in whole or in part, to NextBoat, Inc. or any affiliate of Tenant; provided that in each case Tenant shall remain liable under this Lease. The transfer of fifty percent (50%) or more of Tenant’s stock, if Tenant is a corporation, or the transfer of a twenty-five percent (25%) partnership interest in Tenant, if Tenant is a partnership, shall constitute an assignment under the terms of this Lease. Notwithstanding the foregoing, a transfer of equity interests in Tenant or in any direct or indirect parent of Tenant, including any transfer of publicly traded securities of NextBoat, Inc., shall not constitute an assignment requiring Landlord’s consent. Tenant will comply with all federal, state and municipal laws, ordinances and regulations relating to the Leased Premises and the business conducted therein; to the extent not covered by the owners’ association, Tenant will pay promptly for all electricity, water and other utilities consumed therein, all sewage disposal charges assessed against the Leased Premises, and all front foot benefit charges attributable the Leased Premises; Tenant will not use or permit to be used any advertising medium or device, such as phonograph, radio or public address system, without the prior written consent of Landlord; Tenant will not use, or permit to be used, the Leased Premises for any illegal or immoral purpose; Tenant will not make any alterations in or to the Leased Premises without the prior written consent of Landlord.

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13. EMINENT DOMAIN. If any part of the Leased Premises shall be taken by governmental authority pursuant to its power of eminent domain, (or Landlord conveys any part of the Leased Premises to a threat thereof), the Leased Premises shall be reduced in proportion to the amount so taken or conveyed, unless the amount taken shall be so great that it would be impractical) for Tenant to continue operation in which event this Lease shall be canceled and terminated as of the date of such taking. Tenant hereby waives any right it may have in and to any condemnation award or sum paid under threat of condemnation as result of a complete or partial taking of the Leased Premises or any other portion of the Property. Unless this Lease is canceled and terminated as aforesaid, any such taking (or any conveyance pursuant to the threat thereof) shall have no effect whatsoever on any rent payable in accordance with the provisions of this Lease (i.e. Minimum Rent, Percentage Rent) or other charges payable as rent, such as Common Area Charges, Security Charges and taxes, nor shall any rent or related charges be reduced thereby unless a portion of the Leased Premises is so taken or conveyed pursuant to the threat of such taking, in which event Minimum Rent and other charges payable as rent, shall be reduced proportionately.

14. DAMAGE BY FIRE. If the Leased Premises shall be damaged by fire or other casualty during the term hereof, repair and restoration of the Leased Premises and any common or association-maintained property shall be governed by, and carried out in accordance with, the Declaration of Covenants, Conditions, Restrictions and Easements for Cape Fear Marina and any Rules and Regulations of the Cape Fear Marina property owners association referenced in Section 20 (collectively, the “HOA/COA Documents”). To the extent the HOA/COA Documents do not assign responsibility for repair or restoration of the Leased Premises to the association, such repair and restoration, and all costs thereof, shall be the sole responsibility of Tenant, at Tenant’s own cost and expense, and Tenant shall carry out any such restoration with reasonable dispatch if the fire or casualty is due to the acts or negligence of Tenant, or Tenant’s guests or invitees. There shall be no abatement of Minimum Rent or other charges payable as rent on account of any such damage, and Tenant shall have no right to terminate this Lease on account of such damage. If the fire or casualty is not due to the acts or negligence of Tenant, or Tenant’s guests or invitees, then such repair and restoration, and all costs thereof, shall be the sole responsibility of Landlord, at Landlord’s own cost and expense, and Landlord shall carry out any such restoration with reasonable dispatch. Minimum rent and any other charges payable as rent shall be reduced proportionately until all such damage is repaired.

15. TENANTS INDEMNIFICATION AND LIABILITY INSURANCE. (a) Tenant agrees that, except in event of the gross negligence or willful actions of Landlord, its owners, employees, representatives and/or agents, it will hold Landlord and Agent harmless from any and all injury or damage to person or property in, on or about the Leased Premises, including, without limitation, all costs, expenses, claims or suits arising in connection therewith. Tenant covenants that it will, at all times during the term hereof, at its own cost and expense, carry public liability insurance on the Leased Premises with limits of not less than $1,000,000.00 for injury or death to one person, $2,000,000.00 for injury or death to more than one person, and property damage of $500,000.00, which insurance shall be so written as to protect Landlord, its agents and Tenant, as their respective interests may appear, with the Landlord named on the policy as co-insured. Certificates of such insurance policies shall be delivered to Landlord promptly after the issuance of the respective policies. If Tenant fails to provide such insurance, Landlord may (but shall not be obligated to) do so and collect the cost thereof as a part of rent.

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(b) Tenant shall maintain in full force and effect during the term of this Agreement the following insurance coverages and shall bear the risk of loss for any losses that would be covered by such insurance: (1) hull insurance to cover the value of vessels at the Leased Premises and their contents; and (2) marine protection and indemnity (“P&I”) coverage at the minimum limit of One Million Dollars ($1,000,000.00) per occurrence. P&I Coverage shall include coverage for oil pollution and wreck removal. Landlord shall be named as an additional insured on such policies. By execution of this Lease Agreement, Tenant certifies that such insurance is in effect, and Tenant agrees to provide evidence of such coverage to the Landlord upon request. Tenant agrees to obtain from Tenant’s insurance carriers their agreement to waive any subrogation rights against Landlord. Tenant further agrees to indemnify Landlord and hold it harmless for any claim or loss not caused by the gross negligence or willful actions of Landlord, its owners, employees, representatives or agents, and not covered by Tenant’s insurance policies and arising from the use of the Leased Premises by the vessel(s), Tenant, and Tenant’s vendors, guests, and invitees, and agrees to withdraw Tenant’s vessel(s) from the Leased Premises within 24 hours of cancellation of any such insurance policy.

(c) Landlord shall not be liable for any damage to persons, property, including but not limited to boat(s), yacht(s), or other vessel(s) berthed in the Leased Premises, sustained in or about the Leased Premises during the term hereof, howsoever caused. Landlord is not liable to Tenant in the event a boat, yacht, or other vessel or equipment located on boat, yacht, or other vessel is damaged or destroyed by fire, theft, sinkage, rain, flood, wind, storm, hurricane, upset, capsizing, act of God, vandalism, collision or any act or acts other than a willful and intentional act of the Landlord. Tenant is liable for any damage to the Leased Premises if a boat, yacht, or other vessel is left at slip berth in event of fire, flood, rain, storm, hurricane, wind, or act of God. Tenant is expected to remove boats, yachts, or other vessels from the Leased Premises during predicted severe storms or hurricanes. Notwithstanding the foregoing, Landlord shall not be relieved of liability in event of the gross negligence or willful actions of Landlord, its owners, employees, representatives or agents.

(d) Tenant covenants to exercise due care in the operation of the boat slips comprising the Leased Premises and to vacate same in good condition, wear and tear occasioned by normal use only excepted. The Tenant shall release the Landlord from any and all liability from loss, injury or damages to persons or property sustained while in or on Leased Premises. Furthermore, Landlord shall be released from any and all claims, actions, proceedings, damage and liability, including attorney fees, arising from or connected with the Tenant’s possession and use of the Leased Premises. Notwithstanding the foregoing, Landlord shall not be relieved of liability in event of the gross negligence or willful actions of Landlord, its owners, employees, representatives or agents.

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16. WAIVER OF SUBROGATION. Insofar as the insurance policy or policies concerned are not invalidated thereby, each party hereto waives any and all right of recovery against the other party or parties hereto for each and every insured loss under the terms of such policy or policies.

17. DEFAULT AND REMEDIES. (a) In the event Tenant shall be in default in the payment of any installment of rent herein reserved after Landlord has given Tenant ten (10) days prior written notice of such non-payment, or in the event Tenant shall be in default in the performance of any of the terms, covenants, conditions or provisions herein contained binding upon Tenant, and does not cure said default within thirty (30) days after receipt of written notice from Landlord, or in the event Tenant shall be adjudicated a bankrupt or shall become insolvent or shall make a general assignment for the benefit of its creditors, or in the event a receiver shall be appointed for Tenant or a substantial part of its property and such receiver is not removed within fifteen (15) days after appointment, Landlord shall have the right (in addition to all other rights and remedies provided by law) to terminate this Lease, to reenter and take possession of the Leased Premises, peaceably or by force, and to remove any property therein, without liability for damage to, and without obligation to store, such property. In the event of such termination, Landlord may (but shall be under no obligation to) relet the Leased Premises, or any part thereof, from time to time, in the name of Landlord or Tenant, without further notice, for such term or terms, on such conditions and for such uses and purposes as Landlord, in its uncontrolled discretion, may determine, and Landlord may collect and receive all rents derived therefrom and apply the same, after deduction of all appropriate expenses, to the payment of the rent payable hereunder, Tenant remaining liable for any deficiency. Landlord shall not be responsible or liable for any failure to so relet the Leased Premises or any part thereof, or for any failure to collect any rent connected therewith.

(b) Tenant further agrees to pay all reasonable attorneys fees and court costs incurred by Landlord on account of Tenant’s default hereunder, continuing after all applicable notice, grace, and cure periods.

(c) All remedies of Landlord shall be cumulative.

18. TAXES. Tenant shall pay, directly to the taxing authority and before delinquency in accordance with Section 4(b), all real property taxes on the Leased Premises and Tenant’s business personal property taxes and assessments assessed during the term of this Lease; such taxes are not payable to Landlord All taxes assessed during the first and last years of this Lease shall be adjusted and prorated, so that Tenant shall pay its pro rata share for the Lease term and Landlord shall pay its pro rata share for the periods prior and subsequent to the Lease term.

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19. SIGNS, AWNINGS AND CANOPIES. Tenant agrees to maintain any sign, awning, canopy, decoration, lettering, advertising matter or other things in good condition and repair at all times.

20. DECLARATIONS. Tenant agrees to comply with the Declaration of Covenants, Conditions, Restrictions and Easements for Cape Fear Marina recorded in the New Hanover County Registry and any Supplemental or Amended Declarations thereto and all Rules and Regulations of the Cape Fear Marina. In the event of noncompliance by Tenant, and failure to cure said noncompliance within thirty (30) days after receipt of written notice from Landlord, Landlord may terminate this agreement and remove the boat(s), yacht(s), and/or other vessel(s) from the slip(s) in the Leased Premises at the expense of the Tenant. This shall specifically include that Tenant shall pay, directly and before delinquency, provided Landlord has delivered applicable association invoices to Tenant as provided in Section 4(b), all regular and special assessments and dues levied against the Leased Premises under the Declaration of Covenants, Conditions, Restrictions and Easements for Cape Fear Marina and any Supplemental or Amended Declarations thereto, and shall provide Landlord with proof of payment upon request. Landlord agrees that Landlord will not vote to increase annual association assessments for marina units, with any increase resulting in annual assessments for marina units in excess of ten thousand dollars ($10,000.00).

21. SUBORDINATION. Upon request of Landlord, Tenant will subordinate its rights hereunder to the lien of any mortgage or mortgages or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Leased Premises and to all advances made or hereafter to be made upon the security thereto. Upon request of any such mortgagee, Tenant will attorn to and acknowledge the foreclosure purchaser or purchasers as Landlord hereunder subject to the new owner honoring the terms of this Lease. In addition, Tenant will promptly furnish, at Landlord’s request, such estoppel agreements, consents to assignment of this Lease or of rent due hereunder, and attornment agreements as Landlord may reasonably require to comply with requirements of lenders.

22. RIGHT OF ENTRY. Tenant agrees to allow Landlord or its representative(s) or prospective purchaser(s), upon reasonable notice and at any reasonable hour, to enter the Leased Premises for the purpose of inspecting the same, for making any repairs deemed necessary or desirable, or for showing the premises to any parties; and six months next preceding the expiration of said term, Tenant will allow the usual notice of “FOR LEASE” to be placed on the Leased Premises.

23. NO WARRANTIES. Tenant is renting the Leased Premises from Landlord in “as is” condition. Landlord specifically disclaims all warranties including but not limited to those of merchantability and fitness for a particular use.

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24. FORCE MAJEURE. In the event either party hereto shall be delayed or hindered in, or prevented from, the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period of the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, that the provisions of this paragraph shall not operate to excuse Tenant, nor shall Tenant in any event be excused, from prompt payment of Minimum Rent and all other charges due Landlord by Tenant.

25. RIGHT OF ACCESS TO THE PREMISES. Tenant agrees that Landlord or its agents or other representatives, shall have the right, upon reasonable notice, without abatement of rent, to enter into and upon the leased premises, or any part thereof, during regular business hours for the purpose of examining same or making such repairs or alterations to the leased premises as may be necessary for the safety and preservation thereof, provided, however, that such examinations, repairs or alterations (unless of an emergency nature) shall be so made as cause a minimum of interference to the operation of business conducted in the leased premises by Tenant.

26. NOTICES. Any notice herein provided for to be given to Landlord shall be deemed to be given if any when posted in United States registered or certified mail, postage prepaid, addressed to 5115 New Bern Avenue, Suite 110, Raleigh, NC 27610, but effective on the date of actual delivery or refusal to accept delivery as indicated on the receipt card, and any notice herein provided for to be given to Tenant shall be deemed to be given if and when posted in United States registered or certified mail, postage prepaid, addressed to Tenant at Off The Hook Yacht Sales NC, LLC, 1701 Jel Wade Drive, Wilmington, NC 28401, Attention: Chief Legal Officer, but effective on the date of actual delivery or refusal to accept delivery as indicated on the receipt card. Notice may also be given to either party, effective upon receipt, by personal delivery or national overnight delivery carrier.

27. QUIET ENJOYMENT. Subject to the terms, covenants and conditions set forth in this Lease, Landlord covenants that Tenant shall have and enjoy quiet possession of the Leased Premises during the term hereof.

28. SECURITY DEPOSIT. (a) Amount of Deposit. Tenant, simultaneously with the execution of this Lease, shall deposit with Landlord the sum equal to two months’ total rent of $17,900.00 (the “Security Deposit”). Landlord, shall hold the Security Deposit without liability for interest, as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease. If at any time during the Term of any of the rent herein reserved shall be overdue and unpaid, or any other sum payable by Tenant to Landlord hereunder shall be overdue and unpaid, beyond all applicable notice, grace, and cure periods, then Landlord may, at the option of Landlord (but Landlord shall not be required to), appropriate and apply any portion of the Security Deposit to the payment of any such overdue rent or other sum.

(b) Use and Return of Security Deposit. In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, beyond all applicable notice, grace, and cure periods, then Landlord, at its option, may appropriate and apply the entire Security Deposit, or so much thereof as may be necessary, to compensate Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire Security Deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, promptly remit to Landlord a sufficient amount in cash to restore the Security Deposit to the original sum deposited, and Tenant’s failure to do so within ten (10) days after receipt of such demand shall constitute a default under this Lease. Should Tenant comply with all of the terms, covenants and conditions of this Lease and promptly pay all of the rental herein provided for as it falls due and all other sums payable by Tenant at the end of the Term (compliance and payment within time as allowed by all applicable notice, grace and cure periods) or upon the earlier termination of this Lease after Tenant’s obligations and liabilities under this Lease have been satisfied in full, Landlord shall promptly return the Security Deposit to Tenant, no later than ten (10) days after expiration or early termination of the Lease.

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(c) Transfer of the Security Deposit. Landlord may deliver the Security Deposit to any purchaser of Landlord’s interest in the Premises, and thereupon Landlord shall be discharged from any further liability with respect to the Security Deposit.

29. ENTIRE AGREEMENT. The Lease contains the entire agreement between the parties hereto, and it cannot be altered or modified in any way except in writing signed by the parties hereto.

30. NO WAIVERS. The failure of Landlord to insist, in any one or more instances, upon strict performance by Tenant of any covenant of this Lease shall not be construed as a waiver or relinquishment for the future of such covenant, but the same shall continue and remain in full force and effect. The receipt by Landlord or its Agent of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision hereof shall be deemed to have been agreed upon unless expressed in writing signed by the parties hereto.

31. PRONOUN. Every pronoun used in this Lease shall be construed to be of such number and gender as the context shall require.

32. RULES AND REGULATIONS.

1.	No radio or television aerial shall be erected on Leased Premises or on the grounds without the written consent of Landlord in each instance. Any aerial so installed without such written consent shall be subject to removal without notice at any time, and Tenant shall pay Landlord, on demand, the cost of such removal.

2.	The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein.

3.	Tenant shall install, maintain and keep in first-class order such fire extinguishers, placed in such location in the Leased Premises, as may be required by any City Ordinance, State or Federal Statute or by any insurance company or rating bureau which insures, or sets rates for insurance of, the Leased Premises.

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4.	Tenant will keep all mechanical apparatus free of unreasonable vibration and noise which may be transmitted beyond the confines of the Premises; will not cause or permit strong, unusual, offensive or objectionable noise, odors, fumes, dust or vapors to emanate or be dispelled from the Premises, which is not reasonable and customary for marina usage, nor burn trash or store or permit accumulations of any trash, garbage, rubbish or other refuse outside of the Premises except in compactors or other receptacles;

33. SALE OF LEASED PREMISES. If Landlord sells or otherwise transfers the Leased Premises, this Lease shall continue in full force and effect and shall bind the transferee as Landlord, and Tenant shall not be required to execute a new lease. Upon Tenant’s request, Landlord shall use commercially reasonable efforts to obtain from any purchaser, successor owner, or mortgagee a commercially reasonable subordination, non-disturbance and attornment agreement recognizing and preserving Tenant’s rights under this Lease so long as Tenant is not in default beyond applicable cure periods. At Tenant’s request, Landlord shall execute, acknowledge, and deliver a memorandum of this Lease in recordable form, which Tenant may record in the New Hanover County Registry to provide notice of this Lease to third parties, with Tenant paying the recording costs.

34. TENANT ASSIGNMENT TO WHOLLY OWNED ENTITY. Tenant may, without Landlord’s consent, assign this Lease or sublet the Leased Premises, in whole or in part, to (a) any affiliate of Tenant, (b) NextBoat, Inc. or any of its subsidiaries, or (c) any person or entity that acquires all or substantially all of Tenant’s business or assets to which this Lease relates, whether by merger, sale of equity or assets, or otherwise. Any other assignment of this Lease shall require Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned, or delayed. Upon any assignment of this Lease to a third party (other than an affiliate of Tenant or NextBoat, Inc. or its subsidiaries) that Landlord has approved under this Section and that assumes this Lease in writing, Tenant shall be released from obligations first arising after the assignment.

35. SUCCESSORS AND ASSIGNS. This Lease and all the terms, covenants, conditions and provisions herein contained shall be binding upon and shall inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and (if and when assigned in accordance with the provisions hereof) assigns.

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36. GUARANTY. In consideration of Landlord’s execution of this Lease, and intending to be legally bound, NEXTBOAT, INC., a Nevada corporation and the parent of Tenant (“Guarantor”), guarantees to Landlord the payment and performance of Tenant’s obligations under this Lease, including Minimum Rent, additional rent, and other charges, as and when due and subject to all applicable notice, grace, and cure periods. Guarantor’s liability shall be reduced by all amounts Landlord actually recovers from Tenant, any subtenant or assignee, the Security Deposit, and any reletting of the Leased Premises, and Landlord shall use commercially reasonable efforts to mitigate its damages. Guarantor shall be released from this Guaranty upon any assignment of this Lease to a third party (other than an affiliate of Tenant or NextBoat, Inc. or its subsidiaries) that Landlord has approved under Section 34 and that assumes this Lease in writing. This Guaranty shall remain in effect until Tenant’s obligations under this Lease have been performed.

37. ARBITRATION. Any disputes between the parties will be resolved by binding arbitration under the rules of the American Arbitration Association.

38. APPLICABLE LAW. This agreement will be interpreted under the laws of the State of North Carolina.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF each corporate/company party hereto has caused this Lease Agreement to be executed in its name and behalf by its manager, president, or other authorized representative, and each individual party hereto has hereunto set his hand .

LANDLORD:

HADLEY HARBOR GROUP LLC

_____________________________(SEAL)

BY:	ZEBULON Z. HADLEY, IV, TRUSTEE
OF THE ZEBULON Z. HADLEY IV REVOCABLE
TRUST U/A/D MAY 17, 2019 – MEMBER-MANAGER

TENANT:

OFF THE HOOK YACHT SALES NC, LLC

_____________________________(SEAL)

BY:
TITLE:

GUARANTOR:

_____________________________(SEAL)

BY: NEXTBOAT, INC. By: ____________________ Name: ____________________ Title: ____________________

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